                             Letter of Transmittal
                       To Tender Shares of Common Stock
         (Including the Associated Rights to Purchase Preferred Stock)

                                      of

                        Shorewood Packaging Corporation
           Pursuant to the Offer to Purchase dated December 3, 1999

                                      by

                                Sheffield, Inc.
                         a wholly owned subsidiary of
                            Chesapeake Corporation

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
        TIME, ON MONDAY, JANUARY 3, 2000, UNLESS THE OFFER IS EXTENDED.

                       The Depositary for the Offer is:
                         Harris Trust and Savings Bank

                             By Overnight Courier:
                     c/o Harris Trust Company of New York
                          88 Pine Street, 19th Floor
                           New York, New York 10005

         By Mail:            Facsimile Transmission:          By Hand:
 c/o Harris Trust Company    (Eligible Institutions   c/o Harris Trust Company
        of New York                   Only)                 of New York
    Wall Street Station          (212) 701-7636         88 Pine Street, 19th
                                                               Floor

       P.O. Box 1010
 New York, New York 10268-    Confirm by Telephone:   New York, New York 10005
           1010                  (212) 701-7624

  Delivery of this Letter of Transmittal to an address other than as set forth above does not constitute a valid delivery.

  The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

  This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in Section 3 of the Offer to Purchase (as defined below)) is utilized, if delivery is to be made by book-entry transfer to the account maintained by Harris Trust and Savings Bank (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders are referred to herein as "Certificate Stockholders." Stockholders whose certificates for Shares are not immediately available or who cannot comply with the procedure for book-entry transfer on a timely basis, or who cannot deliver all required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), may tender their Shares in accordance with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

--------------------------------------------------------------------------------
                        DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

Name(s) and Address(es) of
   Registered Holder(s)
(Please fill in, if blank
    exactly as name(s)
       appear(s) on                         Certificates Tendered
     Certificate(s))                (Attach additional list if necessary)
--------------------------------------------------------------------------------
                                               Total Number of
                                                   Shares
                                                 Represented
                               Certificate           by         Number of Shares
                              Number(s)(1)    Certificate(s)(1)    Tendered(2)
                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                              Total Shares
--------------------------------------------------------------------------------

 (1) Need not be completed by Book-Entry Stockholders.
 (2) Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

[_] CHECK HERE IF CERTIFICATE HAS BEEN LOST OR DESTROYED. SEE SECTION 11.

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN THE SYSTEM OF ANY BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution: ________________________________________________

If delivered by book-entry transfer, check box: [_]

Account Number: __________________    Transaction Code Number: _________

[_] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT
    TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY. ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE
    FOLLOWING:

Name(s) of Registered Holder(s): ______________________________________________

Date of Execution of Notice of Guaranteed Delivery: ___________________________

Name of Institution which Guaranteed Delivery: ________________________________

If delivered by book-entry transfer, check box: [_]

Account Number: __________________    Transaction Code Number: _________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

  To Harris Trust and Savings Bank:

  The undersigned hereby tenders to Sheffield, Inc., a Delaware corporation ("Purchaser") and a wholly owned subsidiary of Chesapeake Corporation, a Virginia corporation ("Chesapeake"), the above-described shares of common stock, par value $0.01 per share (the "Common Stock") of Shorewood Packaging Corporation, a Delaware corporation (the "Company"), including the associated rights to purchase preferred stock (the "Rights") issued pursuant to the Rights Agreement, dated as of June 12, 1995 (the "Rights Agreement"), between the Company and The Bank of New York (the Common Stock and the Rights together are referred to herein as the "Shares"), pursuant to the Offer to Purchase, dated December 3, 1999 (the "Offer to Purchase"), all of the outstanding Shares at a price of $17.25 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to purchase the Shares tendered herewith. Unless the context requires otherwise, all references to Shares herein shall include the associated Rights, and all references to the Rights shall include all benefits that may inure to the holders of the Rights pursuant to the Rights Agreement.

  On the terms and subject to the conditions of the Offer (including the conditions set forth in Section 13 of the Offer to Purchase and together with, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after December 3, 1999 (collectively, "Distributions"), and orders the registration of all such Shares if tendered by book-entry transfer and irrevocably constitutes and appoints Harris Trust and Savings Bank (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to the fullest extent of such stockholder's rights with respect to such Shares (and any Distributions) (a) to deliver such Share Certificates (as defined herein) (and any Distributions) or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (b) to present such Shares (and any Distributions) for cancellation and transfer on the books of the Company and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and the conditions of the Offer.

  The undersigned hereby irrevocably appoints the designees of Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such stockholder's rights with respect to the Shares tendered hereby which have been accepted for payment by Purchaser and with respect to any Distributions. The designees of Purchaser will, with respect to the Shares (and any associated Distributions) for which the appointment is effective, be empowered to exercise all voting and any other rights of such stockholder, as they, in their sole discretion, may deem proper at any annual, special or adjourned meeting of the Company's stockholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, Purchaser deposits the payment for such Shares with the Depositary. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any associated Distributions) will be revoked, and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's payment for such Shares, Purchaser must be able to exercise full voting rights with respect to such Shares (and any associated Distributions), including voting at any meeting of stockholders.

  The undersigned hereby represents and warrants to Purchaser that the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distributions) tendered hereby and, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that: (i) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) such tender of Shares complies with Rule 14e-4. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares (and any Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer; and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion. The undersigned has read and agrees to all of the terms of the Offer.

  All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned understands that the valid tender of Shares pursuant to one of the procedures described in Section 3 of the Offer to Purchase will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. The undersigned acknowledges that no interest will be paid on the purchase price for Shares tendered regardless of any extensions of the Offer or any delay in making such payment.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

 SPECIAL PAYMENT INSTRUCTIONS (See           SPECIAL DELIVERY INSTRUCTIONS
   Instructions 1, 4, 5, 6 and 7)           (See Instructions 1, 4, 5, 6 and
                                                           7)
  To be completed ONLY if certifi-
 cate(s) for Shares not tendered            To be completed ONLY if certifi-
 or not accepted for payment               cate(s) for Shares not tendered
 and/or the check for the purchase         or not accepted for payment
 price of Shares accepted for pay-         and/or any check for the purchase
 ment are to be issued in the name         price of Shares accepted for pay-
 of and sent to someone other than         ment are to be sent to someone
 the undersigned.                          other than the undersigned, or to
                                           the undersigned at an address
 Issue Check/Certificate(s) to:            other than that above.

 Name _____________________________        Deliver Check/Certificate(s) to:
           (Please Print)
                                           Name______________________________
 Address __________________________                  (Please Print)

 __________________________________        Address __________________________
         (Include Zip Code)
                                           __________________________________
 __________________________________                (Include Zip Code)
   (Tax Identification or Social
           Security No.)
     (See Substitute Form W-9)

                                   IMPORTANT
                                PLEASE SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

 ____________________________________________________________________________
                          (Signature(s) of Holder(s))

 ____________________________________________________________________________
                          (Signature(s) of Holder(s))

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

 Dated: ___________________________

 Name(s): ___________________________________________________________________
                             (Please type or print)

 Capacity (Full Title): _____________________________________________________

 Address: ___________________________________________________________________

 ____________________________________________________________________________

 ____________________________________________________________________________
                               (Include Zip Code)

 __________________________________     ______________________________________
     (Area Code and Telephone No.)           (Tax Identification or Social
                                                     Security No.)

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)

 Authorized Signature: ________________________________________________________

 Name: ________________________________________________________________________
                             (Please Type or Print)

 Address: _____________________________________________________________________

 ____________________________________________________________________________
                               (Include Zip Code)

 Full Title and Name of Firm: _______________________________________________

 Dated: ___________________________

                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

  1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in good standing in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holders (which term, for purposes of this document, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the Shares or Rights) of Shares and Rights tendered herewith and such registered holder has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares and Rights are tendered for the account of an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

  2. Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares ("Share Certificates"), or confirmation of any book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer, as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, or an Agents Message and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Offer to Purchase) for such Shares to be validly tendered pursuant to the Offer.

  Stockholders whose certificates for Shares (or Rights, if applicable) are not immediately available (including because certificates for Rights have not yet been distributed by the Rights Agent) or who cannot comply with the procedure for book-entry transfer on a timely basis or who cannot deliver all required documents to the Depositary on or prior to the Expiration Date may tender such Shares (and/or Rights, if applicable) by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser must be received by the Depositary on or prior to the Expiration Date; and (iii) Share Certificates or confirmation of any book-entry transfer (a "Book Entry Confirmation") into the Depositary's account at The Depository Trust Company of Shares tendered by book-entry transfer, together with a Letter of Transmittal, properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message in lieu of the Letter of Transmittal), and any other documents required by this Letter of Transmittal, must be received by the Depositary (a) within three NYSE trading days after the date of execution of such Notice of Guaranteed Delivery, and (b) in the case of Rights, a period ending on the later of (1) three NYSE trading days after the date of execution of such Notice of Guaranteed Delivery or (2) three NYSE trading days after the date certificates for Rights are distributed to stockholders by the Rights Agent. A "NYSE trading day" is any day on which the New York Stock Exchange is open for business.

  If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

  The method of delivery of Share Certificates, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and risk of the tendering stockholder. Shares will be deemed delivered only when actually received by the Depositary (including, in the case of a Book-Entry Transfer, by Book-Entry Confirmation). If delivery is by mail, it is recommended that such certificates and documents be sent by registered mail, properly insured, with return receipt requested. In all cases, sufficient time should be allowed to assure timely delivery.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

  4. Partial Tenders (Applicable to Certificate Stockholders Only). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holders of the Shares tendered hereby, the signature must correspond with the names as written on the face of the certificates without alteration, enlargement or any other change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-at-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder of the certificates(s) listed, the certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appears on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. Stock Transfer Taxes. Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificates listed in this Letter of Transmittal.

  7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be mailed to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

  8. Requests for Assistance or Additional Copies. Questions and requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery, may be directed to the Information Agent or the Co-Dealer Managers at their respective telephone numbers and locations set forth below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

  9. Substitute Form W-9. Each tendering stockholder should provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on Substitute Form W-9 below. Failure to provide the information on the form may subject the tendering stockholder to 31% federal income tax backup withholding on the payment of the purchase price. The box in Part 3 of the form may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price thereafter until a TIN is provided to the Depositary.

  10. Waiver of Conditions. The conditions of the Offer may be waived by Purchaser (subject to certain limitations), in whole or in part, at any time or from time to time, in Purchaser's sole discretion.

  11. Lost or Destroyed Certificates. If any Certificate(s) representing Shares has been lost or destroyed, the holders should promptly notify the Company's Transfer Agent. The holders will then be instructed as to the procedure to be followed in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

  IMPORTANT: This Letter of Transmittal or a manually signed facsimile thereof (together with share certificates or confirmation of Book-Entry Transfer and all other required documents) or the notice of Guaranteed Delivery must be received by the Depositary prior to the Expiration Date.

                           IMPORTANT TAX INFORMATION

  Under the federal income tax law, a stockholder whose tendered Shares are accepted for purchase is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below and to certify that such TIN is correct (or that such stockholder is awaiting a TIN) or otherwise establish a basis for exemption from backup withholding. If such stockholder is an individual, the TIN is his or her social security number. If a stockholder fails to provide a TIN to the Depositary, such stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31% (see below).

  Certain stockholders (including, among others, corporations and certain foreign individuals and entities) are not subject to these backup withholding and reporting requirements. In order for a non-corporate foreign stockholder to qualify as an exempt recipient, that stockholder must generally submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder or payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certification of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. If a stockholder's TIN is provided to the Depositary within 60 days of the date of the Substitute Form W-9, payment will be made to such stockholder without the imposition of backup withholding. If a stockholder's TIN is not provided to the Depositary within such 60-day period, the Depositary will make such payment, subject to backup withholding.

Purpose of Substitute Form W-9

  To prevent backup withholding on payments made to a stockholder whose tendered Shares are accepted for purchase, the stockholder is required to notify the Depositary of its correct TIN by completing Substitute Form W-9 certifying that the TIN provided on such Form is correct (or that such stockholder is awaiting a TIN, in which case the stockholder should check the box in Part 3 of the Substitute Form W-9) and that (A) such stockholder is exempt from backup withholding, (B) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding. The stockholder must sign and date the Substitute Form W-9 where indicated, certifying that the information on such Form is correct.

  Alternatively, a stockholder that qualifies as an exempt recipient (other than a stockholder required to complete Form W-8 as described above) should write "Exempt" in Part 1 of the Substitute Form W-9, enter its correct TIN and sign and date such Form where indicated.

What Number to Give the Depositary

  The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. A stockholder who is a resident alien and does not have and is not eligible to get a social security number should enter his or her taxpayer identification number on the social security number line. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

--------------------------------------------------------------------------------
                        Part 1--PLEASE PROVIDE YOUR
                        TIN IN THE BOX AT RIGHT AND
                        CERTIFY BY SIGNING AND
                        DATING BELOW.
    SUBSTITUTE                                          Part 3--Social
    Form W-9            Part 2--FOR PAYEES EXEMPT       Security Number or
                        FROM BACKUP WITHHOLDING, SEE    Employer
  Department of the     THE ENCLOSED GUIDELINES FOR     Identification Number
 Treasury, Internal     CERTIFICATION OF TAXPAYER
   Revenue Service      IDENTIFICATION NUMBER ON        ----------------------
                        SUBSTITUTE FORM W-9 AND
                        COMPLETE AS INSTRUCTED
                        THEREIN.                        Awaiting TIN [_]
 Payer's Request for
       Taxpayer        --------------------------------------------------------
    Identification      CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY
    Number ("TIN")        THAT:
                        (1) The number shown on this form is my correct
                            Taxpayer Identification Number (or I am waiting
  To be completed by        for a number to be issued to me), and
    all Tendering       (2) I am not subject to backup withholding either
  Stockholders (See         because (a) I am exempt from backup withholding,
    Instruction 9)          (b) I have not been notified by the Internal
                            Revenue Service (the "IRS") that I am subject to
                            backup withholding as a result of failure to
                            report all interest or dividends, or (c) the IRS
                            has notified me that I am no longer subject to
                            backup withholding.
                       ---------------------------------------------------------
                        Certification Instructions--You must cross out item
                        (2) in Part 2 above if you have been notified by the
                        IRS that you are subject to backup withholding be-
                        cause of under-reporting interest or dividends on
                        your tax return. However, if after being notified by
                        the IRS that you were subject to backup withholding
                        you received another notification from the IRS stat-
                        ing that you are no longer subject to backup with-
                        holding, do not cross out item (2).
                       --------------------------------------------------------

                        Signature: ____________________________   Date: ______
                        Note: Failure to complete and return this form
                        may result in backup withholding of 31% of any
                        payments made to you pursuant to the offer.
                        Please review the enclosed guidelines for
                        certification of taxpayer identification number
                        on Substitute form W-9 for additional
                        information.
--------------------------------------------------------------------------------

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
           IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
(ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a Taxpayer Identification Number to the Depositary.

Signature _____________________________________________________________________

Date __________________________________________________________________________

Name (Please Print) ___________________________________________________________

  Manually signed facsimile copies of the Letter of Transmittal will be accepted. The Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

                       The Depositary for the Offer is:

                         Harris Trust and Savings Bank

                             By Overnight Courier:
                     c/o Harris Trust Company of New York
                          88 Pine Street, 19th Floor
                           New York, New York 10005

         By Mail:           Facsimile Transmission:           By Hand:
 c/o Harris Trust Company(Eligible Institutions Only) c/o Harris Trust Company
       of New York              (212) 701-7636              of New York
   Wall Street Station

                                                        88 Pine Street, 19th
      P.O. Box 1010          Confirm by Telephone:             Floor
New York, New York 10268-       (212) 701-7624        New York, New York 10005
           1010

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

  Questions and requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent or the Co-Dealer Managers at their respective telephone numbers and locations listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                            D. F. King & Co., Inc.

                                77 Water Street
                           New York, New York 10005
                 Stockholders Call 1-800-578-5378 (toll free)
            Brokers and Bank Custodians Call 212-269-5550 (collect)

                   The Co-Dealer Managers for the Offer are:

         Goldman, Sachs & Co.              Donaldson, Lufkin & Jenrette
            85 Broad Street                       277 Park Avenue
       New York, New York 10004              New York, New York 10172
     (212) 902-1000 (call collect)          (877) 864-4755 (toll free)
    (800) 323-5678 (call toll free)               (212) 892-5525